Filed pursuant to Rule 497(a)(1)
File No. 333-154880
Rule 482 ad

Press Release	Source: The Cushing MLP Total Return Fund

The Cushing MLP Total Return Fund Announces Registered Sale of Equity

Thursday, December 31, 2009

DALLAS, TEXAS — The Cushing MLP Total Return Fund (NYSE: SRV) has agreed to sell 250,000 common shares in a registered public offering at a price of $7.56 per common share. The offering price represents a 20% premium to the Fund’s net asset value published on December 23, 2009. The common shares are being sold at a discount to the market price. The Fund will receive approximately $1.9 million in net proceeds from the offering which will be invested in accordance with its investment objective and policies. The offering is subject to customary closing conditions and is expected to close on January 5, 2010. After the closing, and in conjunction with the offering announced December 29, 2009, the Fund’s total shares outstanding will increase to 12,536,691.

A shelf registration statement relating to the common shares in this offering has been filed with the Securities and Exchange Commission and is effective.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the offered shares, and none of these shares may be sold in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The prospectus supplement, dated December 30, 2009, and prospectus, dated February 9, 2009, contains this and other information about the Fund and should be read carefully before investing. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by calling The Cushing MLP Total Return Fund toll free at 1-800-622-7232.

ABOUT THE CUSHING MLP TOTAL RETURN FUND

The Cushing MLP Total Return Fund is a non-diversified, closed-end management investment company. The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. No assurance can be given that the Fund’s investment objective will be achieved. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments. The Fund is traded on the New York Stock Exchange under the symbol “SRV.” The Fund is managed by Swank Energy Income Advisors, LP, an SEC-registered Investment Advisor headquartered in Dallas, Texas.

Contact:
The Cushing MLP Total Return Fund
For additional information contact:
Curt Pabst (214) 635-1689
www.swankcapital.com

Source: The Cushing MLP Total Return Fund

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  This press release contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words, “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.